FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 13, 2012

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-24081	84-1010843
(Commission File Number)	(I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01              Changes in Registrant’s Certifying Accountant.

a. Effective on April 13, 2012, the independent accountant who was previously engaged as the principal accountant to audit the financial statements of Evolving Systems, Inc. (the “Registrant”), Grant Thornton LLP, was dismissed. The accountant’s reports on the financial statements for the past two fiscal years neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Audit Committee of the Board of Directors. During the Registrant’s two most recent fiscal years and any subsequent interim periods preceding such dismissal, there were no disagreements with Grant Thornton LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Grant Thornton LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report on the Registrant’s financial statements. In addition, there were no “reportable events,” as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K, that occurred within the Registrant’s two most recent fiscal years and the subsequent interim period preceding Grant Thornton LLP’s dismissal except for the following matter:

On March 30, 2012, our auditors communicated to management and our Audit Committee an identified material weakness in our internal control over financial reporting which indicated we did not maintain effective controls over the completeness and accuracy of our accounting for income taxes. Accordingly, management concluded that this control deficiency constitutes a material weakness as of June 30, 2011, September 30, 2011 and December 31, 2011.  Management has also concluded that we did not maintain effective controls over financial reporting as of June 30, 2011, September 30, 2011, and December 31, 2011.

The Registrant has requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as Exhibit 16.1 to this Form 8-K.

b. Effective on April 17, 2012, the accounting firm of Friedman LLP was engaged to serve as the new independent principal accountant to audit the Registrant’s financial statements for the fiscal year ended December 31, 2012. During the Registrant’s two most recent fiscal years, and the subsequent interim period prior to engaging that accountant, neither the Registrant (nor someone on its behalf) consulted Friedman LLP regarding either:

1. the application of accounting principles to any specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Friedman LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or

2. any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Exhibits

Exhibit 16.1          Letter from Grant Thornton LLP is filed herewith as Exhibit 16.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Evolving Systems, Inc.

Dated: April 19, 2012	By:	/s/ DANIEL J. MOORHEAD
Daniel J. Moorhead
Vice President of Finance and Administration